OPPENHEIMER MONEY MARKET FUND, INC.

Supplement dated May 25, 2010 to the

Prospectus dated November 27, 2009

This supplement amends the Prospectus dated November 27, 2009 of the above-referenced fund (the "Fund").

1.     The section “Portfolio Manager,” on page 7, is deleted in its entirety and replaced by the following:

          Portfolio Managers. Carol E. Wolf has been a portfolio manager of the Fund since July 1998, and Christopher Proctor, CFA, has been a portfolio manager of the Fund since May 13, 2010.

2.     The section titled “Portfolio Manager” on page 13, is deleted in its entirety and replaced by the following:

Portfolio Managers. The Fund’s portfolio is managed by Carol E. Wolf, and Christopher Proctor, CFA, who are primarily responsible for the day-to-day management of the Fund’s investments. Ms. Wolf has been a portfolio manager of the Fund since July 1998. Mr. Proctor has been a portfolio manager of the Fund since May 13, 2010.

Ms. Wolf has been a Senior Vice President of the Manager since September 2000 and of HarbourView Asset Management Corporation since June 2003. She was Vice President of the Manager from June 1990 through June 2000. Ms. Wolf is an officer and portfolio manager of other funds for which the Manager or an affiliate serves as investment adviser.

Mr. Proctor has been a Vice President of the Manager since August 2008. Prior to joining the Manager, Mr. Proctor was a Vice President at Calamos Asset Management from January 2007 through March 2008 and Scudder-Kemper Investments from 1999 through 2002. Mr. Proctor was a Managing Director and Co-Founder of Elmhurst Capital Management from June 2004 through January 2007 and was a Senior Manager of Research for Etrade Global Asset Management from 2002 through 2004. Mr. Proctor is an officer and portfolio manager of other funds for which the Manager or an affiliate serves as investment adviser.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts they manage and their ownership of Fund shares.

May 25, 2010                                                                          PS0200.023